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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 30, 2004
                (Date of Earliest Event Reported: July 29, 2004)


                         GULFTERRA ENERGY PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)


          Delaware                       1-11680                 76-00396023
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


                                4 Greenway Plaza
                              Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (832) 676-4853

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On July 29, 2004, we announced that our unitholders have approved the proposed merger between us and Enterprise Products Partners L.P. in our unitholder meeting held July 29, 2004. A copy of our press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         c)       Exhibits.

                  Exhibit Number         Description
                  --------------         ----------------------------------
                       99.1              Press Release dated July 29, 2004.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           GULFTERRA ENERGY PARTNERS, L.P.


                                           By:     /s/ KATHY A. WELCH
                                               ---------------------------------
                                                       Kathy A. Welch
                                                Vice President and Controller
                                                (Principal Accounting Officer)


Date: July 30, 2004

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                                  EXHIBIT INDEX


Exhibit Number            Description
--------------            ----------------------------------
    99.1                  Press Release dated July 29, 2004.